AXA Equitable Life Insurance Company

Supplement dated February 14, 2020 to the Current Prospectus for:

•	Investment Edge 15.0
•	Investment Edge

This Supplement updates certain information in the most recent prospectus and statement of additional information you received and in any supplements to the prospectus and statement of additional information (collectively, the “Prospectus”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

The purpose of this Supplement is to provide you with information regarding a name change for a certain variable investment option.

Name Change to a Certain Portfolio of PIMCO Variable Insurance Trust — Advisor Class

The name of a certain Portfolio of the PIMCO Variable Insurance Trust was renamed as indicated in the table below. Accordingly, all references to the name of the corresponding variable investment option in your Prospectus is hereby deleted in its entirety and replaced with the following:

Current Portfolio Name	New Portfolio Name
PIMCO Global Multi-Asset Managed Allocation	PIMCO Global Managed Asset Allocation

Co-distributed by affiliates AXA Advisors, LLC and AXA Distributors, LLC.

1290 Avenue of the Americas, New York, NY 10104.

Copyright 2020 AXA Equitable Life Insurance Company. All rights reserved.

AXA Equitable Life Insurance Company

1290 Avenue of the Americas, New York, NY 10104

(212) 554-1234

IM-37-20 (2.20)
IE & IE15 IF/NB	Catalog No. 160813 (2.20)
AR Mail	(#866315)